UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 4, 2020, Adtalem Global Education Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement, dated as of April 13, 2018 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among the Company, as borrower, certain subsidiaries of the Company from time to time party thereto, the financial institutions from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer.

The Amendment provides for, among other things, certain amendments to the Credit Agreement (i) to permit the issuance of up to $1,000,000,000 in debt securities by a newly formed wholly-owned “escrow” subsidiary of the Company, the proceeds of which issuance, if any, are expected to be held in escrow and used to finance a portion of the acquisition of Walden e-Learning LLC, a Delaware limited liability company, which is described further in the Company’s Current Report on Form 8-K filed on September 16, 2020, and to pay transaction fees and expenses related thereto and (ii) to extend the time period the Company has to reinvest proceeds from the disposition of certain Brazilian assets of the Company before the Company is required to prepay the term loans under the Credit Agreement with such proceeds.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Credit Agreement has been previously filed with, and is described in, the Company’s Current Report on Form 8-K dated April 13, 2018.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 1, dated as of December 4, 2020, by and among Adtalem Global Education Inc., as borrower, the financial institutions party thereto and Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Michael O. Randolfi
Michael O. Randolfi
Senior Vice President and Chief Financial Officer

Date: December 10, 2020